EX-99.906CERT

CERTIFICATION

Oriosto Medrano Santana, Principal Executive Officer of Simple Capital Trust(the “Registrant”), does certify to the best of his knowledge that:

1.

The Registrant’s periodic report on Form N-CSR for the period ended June 30, 2009 (the “Form N-CSR”) fully complies with the requirements of Sections 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Principal Executive Officer

Simple Capital Trust

/s/ Oriosto Medrano Santana

Oriosto Medrano Santana

Date: September 8, 2009

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Simple Capital Trust and will be retained by Simple Capital Trust and furnished to the Securities and Exchange Commission (the “Commission”) or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

CERTIFICATION

Barry McNeil, Principal Financial and Accounting Officer of Simple Capital Trust(the “Registrant”), does certify to the best of his knowledge that:

1.

The Registrant’s periodic report on Form N-CSR for the period ended June 30, 2009 (the “Form N-CSR”) fully complies with the requirements of Sections 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Principal Financial and Accounting Officer

Simple Capital Trust

/s/ Barry McNeil

Barry McNeil

Date: September 8, 2009

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Simple Capital Trust and will be retained by Simple Capital Trust and furnished to the Securities and Exchange Commission (the “Commission”) or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR filed with the Commission.